UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2010
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)

California	000-49798	94-2340464

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
6035 Stoneridge Drive
Pleasanton, California 94588
(Address of principal executive offices including zip code)
(925) 847-8600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Thoratec Corporation (the “Company”) previously adopted, subject to shareholder approval, the amendment and restatement (the “Amendment”) of the Company’s 2006 Incentive Stock Plan (the “2006 Plan”) that would (1) increase the total number of shares of Company Common Stock available for issuance under the 2006 Plan by 3,200,000 shares to a total of 8,600,000 and (2) provide that (a) each share issued as restricted stock bonuses, restricted stock units, phantom stock units, performance share bonuses, or performance share units counts against the number of shares available under the 2006 Plan as one and seven tenths (1.7) shares; and (b) each share issued as stock options, restricted stock purchase rights or stock appreciation rights counts against the shares available under the 2006 Plan on a share-for-share basis. According to the final results from the Company’s Annual Meeting of Shareholders held on May 19, 2010 (the “Annual Meeting”), the Company’s shareholders approved the Amendment. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the shareholders of the Company voted on the following three proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2010.
Proposal No. 1: To elect eight directors to serve for the ensuing year or until their successors are elected and qualified:

		Number of Votes
	For	Withheld	Non Votes
Gerhard F. Burbach	49,006,353	936,736	3,691,166
J. Daniel Cole	48,889,371	1,053,718	3,691,166
Steven H. Collis	49,239,210	703,879	3,691,166
Neil F. Dimick	47,493,779	2,449,310	3,691,166
Elisha W. Finney	49,238,851	704,238	3,691,166
D. Keith Grossman	31,297,637	18,645,452	3,691,166
Paul A. LaViolette	49,238,073	705,016	3,691,166
Daniel M. Mulvena	48,890,601	1,052,488	3,691,166
Proposal No. 2: To approve an amendment and restatement of the Thoratec Corporation 2006 Incentive Stock Plan:

Number of Votes
For	40,059,043
Against	9,472,977
Abstain	411,069
Non Votes	3,691,166
Proposal No. 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for its fiscal year ending January 1, 2011:

Number of Votes
For	53,245,828
Against	351,844
Abstain	36,583

2.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Thoratec Corporation 2006 Incentive Stock Plan.

3.

          SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated as of May 25, 2010

THORATEC CORPORATION
By:	/s/ Gerhard F. Burbach
Gerhard F. Burbach
President and Chief Executive Officer

4.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Thoratec Corporation 2006 Incentive Stock Plan.

5.